Exhibit 32(b)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report of Hovnanian Enterprises, Inc. (the “Company”) on Form 10-K for the year ended October 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Larry Sorsby, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2020

/s/ J. LARRY SORSBY
J. Larry Sorsby
Executive Vice President and Chief Financial Officer